Commitments	12 Months Ended
Jun. 30, 2022
Disclosure Of Commitments Text Block Abstract
Commitments
Note 21	Commitments

a)	Lease commitments:

The Company has a lease for its principal place of business at Unit 5, 71-73 South Perth Esplanade, South Perth in Western Australia (Lease), which was entered into on 1 January 2020. The lease is accounted for under accounting standard AASB 16 Leases. Refer to Notes 11 and 17.

The Lease is secured by a cash bond in favour of the Landlord for the amount of $37,500 and this amount is being held and will be applied as bond for the new lease.

b)	Other commitments

(i)	During the year ended 30 June 2022, AHI completed its investment of USD $3,000,000 in Triage Technologies, Inc, (“Triage”). However, AHI has, by mutual agreement with Tinjoy, yet to issue it with USD $3,000,000 in ordinary shares in AHI, as part of a strategic plan to expand the Company’s service offering, referred to as “DermaScan”.

(ii)	As disclosed in AHI’s 2021 Annual Report, AHI has an Agreement with Tinjoy Biotech Limited (“Tinjoy”), to contribute USD$200,000 towards Tinjoy’s marketing costs, and has an option to invest in Tinjoy’s Winscan Platform as follows:

●	AHI has a right to acquire up to 40% of Tinjoy’s WinScan Platform, priced at a valuation of US$10 million taking for consideration to be approximately US$ 2-4 million this can be in cash or shares in AHI or a combination as mutually agreed.

●	12-24-month option to take up the 40% at AHI’s option to acquire a holding in WinScan. The option would be triggered should WinScan achieve user numbers of 5 million users a month. This would trigger a 20% investment of US$2 million from AHI.

●	If WinScan achieves a user base if 10 million monthly users AHI would be required to take up a 40% stake in WinScan at an agreed investment of US$4 million.

●	In the event AHI exercises its option, the US$200,000 marketing and training advance will form part of the total investment outlined above.

●	At the date of this report, US$50,000 in payments had been made to Tinjoy in lieu of AHI’s marketing contribution.

To the date of this report, AHI has paid USD$150,000 to Tinjoy, with a remaining balance of USD$50,000 committed, but not yet paid.

(iii)	On 2 September 2022, when AHI announced its proposed acquisition of all of the shares of wellteq Digital Health Inc (“wellteq”), subject to wellteq shareholder and other regulatory approvals, AHI also announced that it had entered into a Loan Agreement with wellteq to provide them with AUD$1,200,000 in cash. To the date of this report, wellteq has drawn down AUD$600,000 in cash, with the balance of AUD$600,000 to be paid to wellteq when called upon.

(iv)	In the Sale of Shares Agreement to acquire Vertica Health (Pty) Ltd (“Vertica”), which was executed by the parties on 5 August 2022, AHI has assumed the responsibility to fund Vertica at a rate of USD$80,000 per month. By the end of the calendar year, AHI expects this funding commitment to fall to USD$60,000 per month.